Exhibit 1.1
6,250,000 Shares
CAVIUM NETWORKS, INC.
COMMON STOCK (PAR VALUE $0.001)
UNDERWRITING AGREEMENT
May     , 2007

May     , 2007
Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Thomas Weisel Partners LLC
Needham & Company, LLC
JMP Securities LLC
c/o Morgan Stanley & Co. Incorporated
      1585 Broadway
      New York, New York 10036
      and
      Lehman Brothers Inc.
      745 Seventh Avenue
      New York, NY 10019
Ladies and Gentlemen:
          Cavium Networks, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 6,250,000 shares of the Common Stock (par value $0.001) of the Company (the “Firm Shares”). The Company also proposes to issue and sell to the several Underwriters not more than an additional 937,500 shares of its Common Stock (par value $0.001) (the “Additional Shares”) if and to the extent that you, as managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of Common Stock (par value $0.001) of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.”
          The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”; the prospectus in the form first used to confirm sales of Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.
          For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the preliminary prospectus dated April 16, 2007 together with the free writing prospectuses, if any, each identified in Schedule II hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person.
          Morgan Stanley & Co. Incorporated (“Morgan Stanley”) has agreed to reserve a portion of the Shares to be purchased by it under this Agreement for sale to the Company’s directors, officers, employees and business associates and other parties related to the Company (collectively, “Participants”), as set forth in the Prospectus under the heading “Underwriters” (the “Directed Share Program”). The Shares to be sold by Morgan Stanley and their affiliates pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares”. Any Directed Shares not orally or electronically confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.
          1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:
          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by the Commission.
          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available and at the applicable Closing (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement (or any amendment or supplement thereto), the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.
          (c) The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus, if any, that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company has made available each broadly available road show, if any, in compliance with Rule 433(d)(8)(ii) thereof such that no filing of any “road show” (as defined in Rule 433(h) under the Securities Act) materials is required in connection with the offering of the Shares. Except for the free writing prospectuses, if any, identified in Schedule II hereto, and electronic road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.
          (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. The execution and delivery of the Agreement and Plan of Merger dated as of February 7, 2007 (the “Merger Agreement” between Cavium Networks, Inc., a California corporation (the “California Corporation”), and the Company, effecting the reincorporation of the California Corporation under the laws of the State of Delaware, was duly authorized by all necessary corporate action on the part of each of the California Corporation and the Company. Each of the California Corporation and the Company had all corporate power and authority to execute and deliver the Merger Agreement, to file the Merger Agreement with the Secretary of State of California and the Secretary of State of Delaware and to consummate the reincorporation contemplated by the Merger Agreement. The Merger Agreement at the time of execution and filing constituted a binding obligation of each of the California Corporation and the Company, enforceable in accordance with its terms, and the reincorporation contemplated by the Merger Agreement has been consummated in accordance with its terms.
          (e) Each subsidiary of the Company has been duly incorporated, is validly existing as a legal entity in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.
          (f) This Agreement has been duly authorized, executed and delivered by the Company.
          (g) The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.
          (h) The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares in accordance with the terms of this Agreement will not be subject to any preemptive or similar rights arising under or pursuant to the Company’s certificate of incorporation or by-laws, or, to the Company’s knowledge, any other agreement or instrument. The Company has, and shall have, as applicable, the authorized and outstanding capitalization as set forth in the Registration Statement, Time of Sale Prospectus and Prospectus, as of the applicable date indicated in the Registration Statement, the Time of Sale Prospectus and the Prospectus, under the caption “Capitalization”. The authorized and outstanding capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus under “Capitalization” and “Description of Capital Stock,” and all outstanding shares of Common Stock, including the Shares when sold and issued pursuant to this Agreement, as applicable, were when originally issued, or will be when issued at each applicable Closing, sold and issued in compliance with all federal and state securities laws.
          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary; except in the case of the foregoing clauses (i) and (iii) where such contravention would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.
          (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus and the Prospectus.
          (k) There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject (i) other than (x) proceedings accurately described in all material respects in the Time of Sale Prospectus and the Prospectus and (y) proceedings that would not have a material adverse effect (a) on the Company and its subsidiaries, taken as a whole, or (b) on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus and the Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents to which the Company or any of its subsidiaries is subject or by which the Company or any of its subsidiaries is bound that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.
          (m) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
          (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, be reasonably likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
          (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, be reasonably likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
          (p) Except as described in the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement (collectively, “Registration Rights”) and all holders of Registration Rights have duly and validly waived such Registration Rights in connection with the Company’s offering of the Shares.
          (q) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than repurchases of stock at cost that were granted pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.
          (r) The Company and its subsidiaries own no real property. The Company and its subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus and the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Prospectus and the Prospectus.
          (s) The operation of the business of the Company, as it is currently conducted or reasonably anticipated to be conducted as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, to the Company’s knowledge, does not and will not infringe the intellectual property rights, including patents, copyrights, trademarks and trade secrets of any third party, except for those rights that can be acquired or licensed on reasonable terms. Neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company has validly acquired all intellectual property rights with respect to any technology created by employees of the Company acting within the scope of their employment, by a third party that Company has engaged for the purpose of creating intellectual property for the Company, or through acquisitions of third parties’ businesses.
          (t) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Time of Sale Prospectus and the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole.
          (u) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not be reasonably likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Time of Sale Prospectus and the Prospectus.
          (v) The Company and its subsidiaries possess all material certificates, authorizations, licenses and permits issued by the appropriate federal, state or foreign governmental or regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Time of Sale Prospectus and the Prospectus.
          (w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Time of Sale Prospectus and the Prospectus, since December 31, 2006, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) identified by the Company’s auditors and (ii) no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting.
          (x) Except as described in the Time of Sale Prospectus and the Prospectus, the Company has not sold, issued or distributed any shares of

Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.
          (y) To the Company’s knowledge, PricewaterhouseCoopers LLP, which has expressed its opinion with respect to certain of the financial statements of the Company filed with the Commission as a part of the Registration Statement and included in each of the Time of Sale Prospectus and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder.
          (z) The Company and its subsidiaries have established and maintain disclosure controls and procedures (as defined in Rule 13a-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. Such disclosure controls and procedures are effective.
          (aa) There are no outstanding loans made by the Company or any of its subsidiaries to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or member of the board of directors of the Company. The Company has not since the initial filing of the Registration Statement with the Commission, taken any action prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”).
          (bb) The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all applicable provisions of the Sarbanes-Oxley Act and all rules and regulations promulgated thereunder that are then in effect and which the Company is required to comply with as of the effectiveness of the Registration Statement.
          (cc) Except as described in the Time of Sale Prospectus and the Prospectus, each of the Company and each of its subsidiaries has operated its business and currently is in material compliance with all applicable federal, state and foreign laws and all applicable rules, regulations and policies of any domestic or foreign regulatory organization, including without limitation all applicable import-export laws and regulations.
          (dd) All transactions between the Company and any holder of 5% or more of the Common Stock, any director, any director nominee or any executive officer, or members of such individuals’ immediate families, or any enterprise in which a substantial interest in the voting power is owned, directly or indirectly, by any of such individuals required to be described in the Time of Sale Prospectus and the Prospectus are described therein. In particular, to the Company’s knowledge, no such person or entity (i) has any direct or indirect ownership interest in, or any employment or consulting agreement with, any firm or corporation that competes with the Company, (ii) is directly or indirectly interested in any contract with the Company, except for compensation and standard benefits for services as a director, officer or employee that is disclosed in the Time of Sale Prospectus and the Prospectus (to the extent it is required to be disclosed), (iii) has any ownership interest in any property, real or personal, tangible or intangible, used in the Company’s business, except for the normal rights of a stockholder, or (iv) has, either directly or indirectly, a material interest in any person which purchases from or sells, licenses or furnishes to the Company any goods, property, technology or intellectual or other property rights or services (except in the case of (i) — (iv) above, with respect to any interest of less than 5% of the outstanding voting shares of any corporation whose stock is publicly traded).
          (ee) The Company has imposed a stop-transfer instruction with the Company’s transfer agent in order to enforce the lock-up provisions as set forth in Exhibit A hereto imposed pursuant to the 2001 Stock Incentive Plan and any other similar option granting agreement or plan.
          (ff) The financial statements of the Company filed with the Commission as a part of the Registration Statement and included in each of the Time of Sale Prospectus and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with GAAP as applied in the United States applied on a consistent basis throughout the periods involved. The financial data set forth in the Prospectus under the captions “Prospectus Summary – Summary Consolidated Financial Data”, “Selected Consolidated Financial Data” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” present fairly the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
          (gg) All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. None of the Company’s or its subsidiaries’ United States federal income tax returns and none of their state income or franchise tax or sales or other tax returns has ever been audited by governmental authorities, other than an audit by the California Board of Equalization for the fiscal years ended December 31, 2003, 2004 and 2005, and no such audit is currently pending or, to the Company’s knowledge, threatened. The United States federal income tax returns of the Company through the fiscal year ended December 31, 2005 have been settled and no assessment in connection therewith has been made against the Company. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and other tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for taxes for any years not finally determined.
          (hh) The Registration Statement, the Time of Sale Prospectus, the Prospectus and any preliminary prospectus comply, and any amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus, the Time of Sale Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program.
          (ii) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction in which the Directed Shares are being offered.
          (jj) The Company has not offered, or caused Morgan Stanley to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.
          (kk) The Company and its subsidiaries have not, nor, to the knowledge of the Company, has any director, officer, agent, employee or other person associated with or acting on behalf of the Company or its subsidiaries, (A) taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or (B) used any of the funds of the Company or its subsidiaries with an unlawful purpose or in an unlawful manner for any contribution, gift, entertainment or other expense relating to political activity or as a means to permit the operation of the Company or any of its subsidiaries or to obtain any concession in contravention of any applicable law, made any direct or indirect payment to any foreign or domestic government official (or “Foreign Official”, as such term is defined in the FCPA) or employee in contravention of any applicable law from any of the funds of the Company or its subsidiaries, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment in contravention of any applicable law and (C) the Company, and to the knowledge of the Company, its affiliates, have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
          (ll) Neither the Company, nor any of its subsidiaries, or to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or its subsidiaries is currently subject to any U. S. sanctions administered by the Office of Foreign Assets Control of the U. S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purposes of financing the activities of any person subject to any U.S. sanctions administered by the OFAC.
          (mm) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
          In addition, any certificate signed by any officer of the Company or its subsidiaries and delivered to the Underwriters pursuant to the terms of this Agreement shall be deemed to be a representation and warranty by the Company or the subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.
          2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company at $[•] a share (the “Purchase Price”) the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that is set forth in Schedule I hereto opposite the name of such Underwriter.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 937,500 Additional Shares at the Purchase Price. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.
          3. Terms of Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at $[•] a share (the “Public Offering Price”) and to certain dealers selected by you at a price that represents a concession not in excess of $[•] a share under the Public Offering Price, and that any Underwriter may allow and such dealers may reallow, a concession, not in excess of $[•] a share, to any Underwriter or to certain other dealers.
          4. Payment and Delivery. Payment for the Firm Shares shall be made to the Company in federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on May [•], 2007, or at such other time on the same or such other date, not later than May [•], 2007, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date”, and collectively with each Option Closing Date, the “Closing”.
          Payment for any Additional Shares shall be made to the Company in federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than June [•], 2007, as shall be designated in writing by you.
          The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the applicable Closing. Certificates for the Firm Shares and Additional Shares shall be delivered to you at the applicable Closing for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.
          5. Conditions to the Underwriters’ Obligations. The obligations of the Company to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than [•] (New York City time) on the date hereof, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements of the offering of the Shares.
          The several obligations of the Underwriters are subject to the following further conditions:
          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:
     (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

     (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus (excluding any amendments or supplements thereto) and the Prospectus that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus and the Prospectus.
          (b) The Underwriters shall have received on the Closing Date a certificate, dated as of the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.
          (c) The Underwriters shall have received on the Closing Date an opinion of Cooley Godward Kronish LLP (“Cooley”), outside counsel for the Company, dated as of the Closing Date, in the form and substance substantially set forth in Exhibit B hereto.
          (d) The Underwriters shall have received on the Closing Date an opinion of Campbells, Attorneys-at-Law, special Cayman Islands counsel to the Company, dated the Closing Date in the form and substance substantially set forth in Exhibit C hereto.
          (e) The Underwriters shall have received on the Closing Date an opinion of AZB & Partners, special India counsel to the Company, dated as of the Closing Date, in the form and substance substantially set forth in Exhibit D hereto.
          (f) The Underwriters shall have received on the Closing Date an opinion of each of Hamilton, Brook, Smith & Reynolds, P.C. and Blakely Sokoloff Taylor & Zafman, LLP, each special patent counsel to the Company, dated as of the Closing Date, in the form and substance substantially set forth in Exhibit E hereto and Exhibit F hereto, respectively.
          (g) The Underwriters shall have received at the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati, P.C. (“WSGR”), counsel for the Underwriters, dated as of the Closing Date, covering the matters referred to in opinions 7, 8 (but only with respect to preemptive rights or similar rights), 10 (but only as to the statements in each of the Time of Sale Prospectus and the Prospectus under “Underwriters”), 13 and the paragraph immediately below opinion 17 in the opinion of Cooley Godward Kronish LLP attached as Exhibit B hereto.
          With respect to the paragraph immediately below opinion 17 in the opinion of Cooley Godward Kronish LLP attached as Exhibit B hereto and the analogous paragraph in the WSGR legal opinion referred to in Section 5(g) above, Cooley and WSGR may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.
          The opinions of Cooley, Campbells, Attorneys-at-Law, AZB & Partners, Hamilton, Brook, Smith & Reynolds, P.C. and Blakely Sokoloff Taylor & Zafman, LLP, referred to in Sections 5(c), 5(d), 5(e) and 5(f) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.
          (h) The Underwriters shall have received, on each of the date hereof and at the Closing Date, a letter dated as of the date hereof or as of the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that (x) the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof and (y) the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than the applicable Option Closing Date, as the case may be.
          (i) The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain stockholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect at the applicable Closing.
          (j) At the applicable Closing, you and your counsel shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

          The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.
          6. Covenants of the Company. The Company, and with respect to Section 6(j) hereof only, the Company and its subsidiaries, covenant with each Underwriter as follows:
          (a) To furnish to you in New York City, without charge, prior to 4:00 p.m. New York City time on the first business day succeeding the date of this Agreement and during the period mentioned in Sections 6(e) or 6(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request, and to furnish to you, without charge, six signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) prior to 10:00 a.m. New York City time on the second business day succeeding the date of this Agreement.
          (b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.
          (c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object.
          (d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.
          (e) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.
          (f) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer (the “Prospectus Delivery Period”), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.
          (g) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that the Company shall not be obligated to qualify or register as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
          (h) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of

Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
          (i) During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.
          (j) To use the net proceeds received by the Company from the sale of the offered Shares in the manner specified in the Registration Statement, Time of Sale Prospectus or the Prospectus under the caption “Use of Proceeds” and, in this respect, will not, directly or indirectly, use the proceeds of the sale of the offered Shares to fund activities or business with any government, individual or entity that is the subject of any OFAC-administered sanctions in any manner which would violate OFAC-administered sanctions, or in a manner that would otherwise cause any other person (including, without limitation, the underwriters and purchasers of the offered Shares) to violate OFAC-administered sanctions.
          (k) To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.
          The Company also covenants with each Underwriter that, without the prior written consent of Morgan Stanley and Lehman Brothers (the “Representatives”) on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company (other than any registration statement on Form S-8) or (4) publicly announce the intent to do any of the foregoing.
          The restrictions contained in the preceding paragraph shall not apply to (a) the Shares to be sold hereunder, (b) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, (c) the issuance of shares of, or options or other convertible securities to purchase shares of, Common Stock to employees, officers, directors, advisors or consultants of the Company pursuant to employee benefit plans described in the Time of Sale Prospectus and the Prospectus, provided that, prior to the issuance of any such shares or the grant of any such options or convertible securities where the shares subject to such option or convertible security vest within the period ending 180 days after the date of the Prospectus, the Company shall cause each recipient of such grant or issuance to execute and deliver to you a “lock-up” agreement, substantially in the form of Exhibit A hereto, and (d) the filing of registration statements on Form S-8. Notwithstanding the foregoing, if (1) during the last 17 days of the 180 day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180 day restricted period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the 180 day restricted period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18 day period beginning on the issuance of the earnings release or the announcement by the Company or, if there is no announcement, the occurrence of the material news or material event. The Company shall promptly notify the Representatives of any earnings release, news or event that may give rise to an extension of the initial 180 day restricted period.
          7. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Canadian wrapper, Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state, Canadian and any other foreign securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Nasdaq Global Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic roadshow, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, and travel and lodging expenses of the representatives and officers of the Company and any such consultants, provided that the cost of any aircraft chartered in connection with the road show shall be allocated as agreed between the Company and the Underwriters, (ix) the document production charges and expenses associated with printing this Agreement, (x) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States, ,(xi) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program and (xii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled “Indemnity and Contribution”, Section 10 entitled “Directed Share Program Indemnification” and the last paragraph of Section 12 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.
          8. Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.
          9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any broadly available road show, any management presentation contained in any road show (as defined in Rule 433 under the Securities Act) not constituting an issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.
          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any broadly available road show, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.
          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or if one or more defenses are available to the indemnified party that are not available to the indemnifying party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the foregoing, no indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
          (d) To the extent the indemnification provided for in Section 9(a) or 9(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.
          (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission except as provided below. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
          (f) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.
     10. Directed Share Program Indemnification. (a) The Company agrees to indemnify and hold harmless Morgan Stanley, each person, if any, who controls Morgan Stanley within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of Morgan Stanley within the meaning of Rule 405 under the Securities Act (collectively, the “Underwriter Entities”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Underwriter Entities.
     (b) In case any proceeding (including any governmental investigation) shall be instituted involving any Underwriter Entity in respect of which indemnity may be sought pursuant to Section 10(a), the Underwriter Entity seeking indemnity, shall promptly notify the Company in writing and the Company, upon request of the Underwriter Entity, shall retain counsel reasonably satisfactory to the Underwriter Entity to represent the Underwriter Entity and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Underwriter Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Underwriter Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Underwriter Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriter Entities. Any such separate firm for the Underwriter Entities shall be designated in writing by Morgan Stanley. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Underwriter Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a Underwriter Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Underwriter Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of the Underwriter Entity, effect any settlement of any pending or threatened proceeding in respect of which any Underwriter Entity is or could have been a party and indemnity could have been sought hereunder by such Underwriter Entity, unless such settlement (i) includes an unconditional release of the Underwriter Entities from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Underwriter Entity.
     (c) To the extent the indemnification provided for in Section 10(a) is unavailable to a Underwriter Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company in lieu of indemnifying the Underwriter Entity thereunder, shall contribute to the amount paid or payable by the Underwriter Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause 10(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(c)(i) above but also the relative fault of the Company on the one hand and of the Underwriter Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Underwriter Entities for the Directed Shares, bear to the aggregate Public Offering Price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the Underwriter Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the Underwriter Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (d) The Company and the Underwriter Entities agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriter Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(c). The amount paid or payable by the Underwriter Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Underwriter Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter Entity has otherwise been required to pay. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
     (e) The indemnity and contribution provisions contained in this Section 10 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.

     11. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.
     12. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 12 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.
          13. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.
          (b) The Company acknowledges that in connection with the offering of the Shares: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.
          14. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.
     15. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     16. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
     17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     18. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you in care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department of Morgan Stanley, and Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Sections 9 or 10, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: 212-520-0421), and in the case of communications to the Underwriters, with a copy to Jeffrey D. Saper, Esq., Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304-1050; if to the Company shall be delivered, mailed or sent to Cavium Networks, Inc., 805 East Middlefield Road, Mountain View, California 94043, Attn: Chief Executive Officer with a copy to Vincent P. Pangrazio, Esq., Cooley Godward Kronish LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306-2155.

Very truly yours,

CAVIUM NETWORKS, INC.

By:

Name:
Title:

Accepted as of the date hereof
Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Thomas Weisel Partners LLC
Needham & Company, LLC
JMP Securities LLC
Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto
By:     Morgan Stanley & Co. Incorporated

By:

Name:
Title:

By:	Lehman Brothers Inc.

By:

Name:
Title:

SCHEDULE I

Number of Firm Shares
Underwriter	To Be Purchased
Morgan Stanley & Co. Incorporated

Lehman Brothers Inc.

Thomas Weisel Partners LLC

Needham & Company, LLC

JMP Securities LLC

Total:	6,250,000

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SCHEDULE II
Time of Sale Prospectus
1.	Preliminary Prospectus issued [ • ], 2007

2.	Free Writing Prospectus filed with the Commission on April 24, 2007 [identify all other free writing prospectuses filed by the Company under Rule 433(d) under the Securities Act]

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EXHIBIT A
FORM OF LOCK-UP LETTER
, 2007
Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Thomas Weisel Partners LLC
Needham & Company, LLC
JMP Securities LLC
c/o Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, NY 10036
     and
     Lehman Brothers Inc.
     745 Seventh Avenue
     New York, NY 10019
Ladies and Gentlemen:
     The undersigned understands that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) and Lehman Brothers Inc. (“Lehman Brothers”, and together with Morgan Stanley, the “Representatives”) on behalf of the Underwriters (as defined below) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Cavium Networks, Inc., a Delaware corporation (the “Company”), providing for the public offering pursuant to a registration statement on Form S-1 to be filed with the U.S. Securities and Exchange Commission (the “Public Offering”) by the several underwriters, including the Representatives (the “Underwriters”), of shares (the “Shares”) of the Common Stock of the Company, par value $0.001 (the “Common Stock”).
     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell

III-1

any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) publicly announce the intent to do any of the foregoing. Any Shares received upon exercise of options or other convertible securities granted to the undersigned will also be subject to this agreement. The first sentence in this paragraph shall not apply to transactions relating to (a) the exercise of any options to acquire Common Stock or conversion of any convertible security into Common Stock, (b) Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (c) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, (d) distributions of shares of Common Stock or any security convertible into Common Stock to limited partners, members or stockholders of the undersigned or (e) transfers of shares of Common Stock or any security convertible into Common Stock by will or intestate succession to the undersigned’s immediate family or to a trust, the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family; provided that in the case of any transfer or distribution pursuant to clauses (c), (d) or (e), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter, (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence and (iii) the undersigned notifies the Representatives at least two business days prior to the proposed transfer or disposition.
     In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

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     If:
     (1) during the last 17 days of the initial 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or
     (2) prior to the expiration of the initial 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period;
the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement by the Company or, if there is no announcement by the Company, the occurrence of the material news or material event.
     The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company or each of the Representatives that the restrictions imposed by this agreement have expired or been terminated.
     The undersigned hereby waives any and all notice requirements pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party, provided that such waiver shall apply only to the Public Offering, and any other action taken by the Company in connection with the Public Offering.
     The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

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     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.
     In the event the Public Offering has not been consummated on or before August 31, 2007, this lock-up letter shall lapse and become null and void; provided that the Company may, by written notice to you prior to July 31, 2007, extend such date to December 31, 2007. This lock-up letter shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

(Print Name)

(Signature)

(Address)

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EXHIBIT B
FORM OF COOLEY GODWARD KRONISH LLP LEGAL OPINION
1.     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with requisite corporate power to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus and the Time of Sale Prospectus.
2.     The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the states identified on Schedule B hereof.
3.     Cavium Networks International, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with requisite corporate power to own or lease, as the case may be, and to operate its properties and conduct its business.
4.     Cavium Networks International, Inc. is duly qualified to do business as a foreign corporation and is in good standing under the laws of the states identified on Schedule C hereof. All of the issued shares of capital stock of Cavium Networks International, Inc. have been duly and validly authorized and issued, are fully paid and non-assessable and are owned of record by the Company.
5.     The Merger Agreement was duly authorized by all necessary corporate action on the part of each of the California Corporation and the Company and duly executed and delivered by the Company and the California Corporation. The Merger was duly and validly consummated pursuant to the terms of the Merger Agreement and Certificate of Merger, with such consequences as provided under the General Corporate Law of Delaware.
6.     The authorized, issued and outstanding capital stock of the Company was as set forth in the Prospectus and the Time of Sale Prospectus under the caption “Capitalization” as of the date stated therein; the issued shares of common stock of the Company outstanding prior to the issuance of the Shares have been duly and validly authorized and issued and are fully paid and nonassessable.
7.     The Shares have been duly authorized and, when issued and paid for by the Underwriters pursuant to the Agreement, will be validly issued, fully paid and nonassessable.
8.     The holders of outstanding shares of capital stock of the Company are not entitled to preemptive or, to our knowledge, rights of first refusal or other similar

III-5

rights to subscribe for the Shares. Except as set forth in the section captioned “Description of Capital Stock” in the Prospectus and the Time of Sale Prospectus, to our knowledge, as of the date stated therein, there were no options, warrants or other rights to purchase or acquire any shares of capital stock of the Company.
9.     To our knowledge, there is (i) no action, suit or proceeding by or before any court or other governmental agency, authority or body or any arbitrator pending or overtly threatened against the Company or its subsidiaries (as listed on Schedule D) or their properties by a third party of a character required to be disclosed in the Prospectus and the Time of Sale Prospectus that is not disclosed in the Prospectus and Time of Sale Prospectus as required by the Act and the rules thereunder, and (ii) no indenture, contract, lease, mortgage, deed of trust, note agreement, loan or other agreement or instrument of a character required to be filed as an exhibit to the Registration Statement, which is not filed as required by the Act and the rules thereunder.
10.     The statements in the Prospectus and the Time of Sale Prospectus under the headings “Description of Capital Stock,” “Shares Eligible for Future Sale,” and “Certain Relationship and Related Party Transactions” and in the Registration Statement in Item 14, insofar as such statements purport to summarize legal matters, agreements or documents discussed therein, fairly summarize, in all material respects, such legal matters, agreements or documents as of the date stated therein.
11.     The Registration Statement has become effective under the Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or overtly threatened. Any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) under the Act, has been made in the manner and within the time period required by Rule 424(b).
12.     The Registration Statement, the Prospectus and the Time of Sale Prospectus (other than the financial statements and notes thereto or other financial or statistical data derived therefrom, as to which we express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder.
13.     The Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company.
14.     The Company is not, and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus and the Time of Sale Prospectus, will not be, required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended.

III-6

15.     No consent, approval, authorization or filing with or order of any court or governmental agency or body in the United States having jurisdiction over the Company is required for the consummation by the Company of the transactions contemplated by the Agreement, except such as have been obtained under the Act and except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated in the Agreement and in the Prospectus, or under the bylaws, rules and regulations of the NASD.
16.     The execution and delivery by the Company of the Agreement and the issuance and sale of the Shares pursuant to the Agreement, will not result in a breach or violation of (i) the charter or bylaws of the Company, (ii) the terms of any Material Contract (except to the extent such breach or violation would not materially and adversely affect the Company); or (iii) to our knowledge, any statute, law, rule, or regulation which, in our experience is typically applicable to transactions of the nature contemplated by the Agreement and is applicable to the Company, or any order, writ, judgment, injunction, decree, or award that has been entered against the Company and of which we are aware.
17.     To our knowledge, except as set forth in the Prospectus and the Time of Sale Prospectus, no holders of securities of the Company have rights to require the registration under the Act of resales of such securities.
In connection with the preparation of the Registration Statement, the Prospectus and the Time of Sale Prospectus, we have participated in conferences with officers and other representatives of the Company, other counsel of the Company and with its certified public accountants, as well as with representatives of the Underwriters and their counsel. At such conferences, the contents of the Registration Statement, the Prospectus and the Time of Sale Prospectus and related matters were discussed. We have not independently verified, and accordingly are not confirming and assume no responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Time of Sale Prospectus. On the basis of the foregoing, no facts have come to our attention that have caused us to believe (i) that the Registration Statement (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom, and the matters covered by the legal opinions delivered by Campbells, Attorneys-at-Law, and AZB & Partners rendered in connection with the Agreement as to which we express no belief), at the date and time that the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading, (ii) the Time of Sale Prospectus (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom, and the matters covered by the legal opinions delivered by Campbells, Attorneys-at-Law, and AZB & Partners rendered in connection with

III-7

the Agreement as to which we express no belief) as of the date of the Agreement as of the time of first sale and as amended or supplemented, if applicable, as of the Closing Date contained or contains any untrue statement of material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom, and the matters covered by the other legal opinions delivered by Campbells, Attorneys-at-Law, and AZB & Partners rendered in connection with the Agreement as to which we express no belief) as of its date or as amended or supplemented, if applicable, as of the Closing Date contained or contains any untrue statement of material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

III-8

EXHIBIT C
FORM OF CAMPBELLS LEGAL OPINION
(a)     Each of the Companies is an exempted company duly incorporated and registered in the Cayman Islands, in the case of Cavium International and Cavium Networks Asia on 11 October 2006, and in the case of Cavium Networks International, on 22 September 2006. Each of the Companies is validly existing under the laws of the Cayman Islands, is in good standing in each jurisdiction in which its conduct of business or ownership of property requires such qualification, with full corporate power and authority to own its assets and to carry on its business and is a body corporate capable of exercising all the functions of a natural person of full capacity.
(b)     Each of the Companies that is a party to an Agreement has the power to enter into and perform its obligations under that Agreement and has taken all necessary action to authorise the execution, delivery and performance of that Agreement in accordance with its terms and no further action or proceedings by the Companies are necessary to authorise the Agreements or the consummation by the relevant Companies of the transactions contemplated thereby.
(c)     The Agreements have been duly executed by each of the Companies that is a party to them and the agreements of the Companies contained therein constitute legal, valid and binding obligations of the relevant Companies enforceable against the relevant Companies in accordance with their terms.
(d)     The execution, delivery and performance of the Agreements by each of the Companies that is a party to them will not violate in any respect any provision of any law or regulation or any order of any governmental or public body or authority of the Cayman Islands or the charter documents (memorandum and articles of association) of any of the Companies.
(e)     There are no authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other requirements of governmental, judicial and public bodies and authorities of the Cayman Islands required or advisable in connection with the execution, delivery, performance, validity, priority and enforceability of the Agreements.
(f)     Save for the stamp duty described below, no duties, taxes or other governmental charges are payable under the laws of the Cayman Islands in respect of the Agreements or the transactions contemplated therein.

III-9

(g)     Each of the Companies has full corporate power and authority to conduct any business within the limits of its organizational documents.
(h)     All of the outstanding shares of share capital of each of the Companies have been duly authorized and validly issued, are fully paid and are not subject to further calls or contributions on the liquidation of the Companies or otherwise. All of the outstanding shares of share capital of Cavium Networks International and Cavium Networks Asia are registered in the name of Cavium International and all of the outstanding shares of share capital of Cavium International are registered in the name of Cavium Networks, Inc. Cavium Networks, Inc. holds full legal title to the share capital of Cavium International, free and clear of any claims, liens, charges and encumbrances registered with or notified to any of the Companies. There are no securities outstanding that are convertible into or exercisable or exchangeable for capital stock of any of the Companies;
(i)     Based solely upon an inspection of the Cayman Islands Grand Court Register of Writs and other originating process for the period from 1 September 2006 to [  •  ] 2007, no winding up proceedings, scheme of arrangement or reconstruction, litigation, arbitration or administrative proceedings against any of the Companies are at present current or pending or, to the best of our knowledge, threatened, before any Court of the Cayman Islands or arbitrator in the Cayman Islands that are required to be described in the Registration Statement, the Time of Sale Prospectus, or the Prospectus but are not so described; and
(j)     The execution and delivery of the Underwriting Agreement, the compliance by the Parent with all of the terms thereof and the consummation of the transactions contemplated thereby (A) do not contravene any provision of the laws of the Cayman Islands or the applicable formation or governmental regulatory documents of the Companies under laws of the Cayman Islands, (B) to the best of our knowledge, after due inquiry, will not result in the creation or imposition of any claim, lien, charge or encumbrance upon any of the assets of the Companies pursuant to the terms and provisions of, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement, document or instrument known to us to which any of the Companies is a party or by which the Companies or any of their properties is bound, (C) to the best of our knowledge, after due inquiry, will not violate or conflict with (i) any judgment, ruling, decree or order or (ii) any statute, rule or regulation of any court or other governmental agency or body, applicable to the business or properties of the Companies.

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EXHIBIT D
FORM OF AZB & PARTNERS LEGAL OPINION
(1)     The Company has been duly incorporated and is validly existing as a company limited by shares under the Indian Companies Act, 1956, in good standing and with full corporate power and authority to own, lease and operate its assets and properties and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.
(2)     All of the shares issued by the Company (i) have been duly authorized, validly issued, are fully paid up and are not subject to further calls or contributions on the liquidation of the Company or otherwise as reflected in the statutory registers maintained by the Company; (ii) are registered in the names of Cavium LLC and Cavium Networks International as reflected in the Register of Members maintained by the Company, who hold full legal title to the shares, free and clear of any claims, liens, charges or encumbrances, and (iii) there are no outstanding securities that are convertible into, exercisable or exchangeable for the shares of the Company.
(3)     The Company is neither in violation of its articles of association nor its memorandum of association nor is it in default (or, with the giving of notice or lapse of time, would be in default) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which it is a party or by which it may be bound, or to which any of its property or assets is or may be subject.
(4)     There are no winding up proceedings, scheme of arrangement or reconstruction, litigation, arbitration or administrative proceedings against the Company at present, current, threatened or pending before any court in India or any arbitrator which would have a material adverse effect on the Company.

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EXHIBIT E
FORM OF HAMILTON BROOK LEGAL OPINION
(i)     the Company is the holder of record and sole owner of the patents (the “Patents”) and patent applications (the “Applications”) set forth on Schedule A attached to this opinion and, to our knowledge, written assignments to the Company of all ownership interests in the Patents and/or Applications set forth on Schedule A have been duly authorized, executed, recorded and delivered by all of the inventors in accordance with their terms;
(ii)     to our knowledge, there is no claim of any party other than the Company to any inventorship interest, ownership interest or lien with respect to any of the Patents and/or Applications set forth on Schedule A;
(iii)     to our knowledge, other than in connection with the assertions, contentions or inquiries made by the United States Patent and Trademark Office (“PTO”) in the ordinary course of the prosecution of the Company’s Patents and/or Applications set forth on Schedule A, there is not pending or threatened any action, suit, legal or governmental proceeding or claim by others: (A) challenging the ownership, inventorship, enforceability, validity or scope of the Patents and/or Applications set forth on Schedule A attached to the opinion or any other material patents or patent applications held by or licensed to the Company, (B) asserting that any third party patent is infringed by the activities of the Company described in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or by the manufacture, use or sale of any of the Company’s products or other items made and used according to the Patents and Applications held by or licensed to the Company; or (C) challenging a claim of priority or an interference proceeding;
(iv)     to our knowledge, there is not pending or threatened any action, suit, proceeding or claim by the Company asserting infringement on the part of any third party of the Patents and/or Applications set forth on Schedule A or any other patents or patent applications held by or licensed to the Company;
(v)     we are not aware of any material defects of form in the preparation, filing or prosecution of the Patents and/or Applications, and to our knowledge, the Company and the Company’s patent counsel have complied with the PTO duty of candor and disclosure for each of the Patents and/or Applications;
(vi)     we do not know of any contracts or other documents relating to patents, patent applications or proprietary information of a character required to be filed as exhibits to the Registration Statement, the Time of Sale Prospectus or the

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Prospectus, or required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not filed or described as required;
(vii)     we have participated in conferences with employees of the Company at which the Patents and/or Applications set forth on Schedule A, as disclosed in the Intellectual Property Portions (as defined below) of the Registration Statement, the Time of Sale Prospectus or the Prospectus were discussed, and although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus (except to the extent stated in paragraph (iii) above), on the basis of such conferences and such representations of the Company, nothing has come to our attention that leads us to believe that the Intellectual Property Portions of the Registration Statement, the Time of Sale Prospectus and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and believe that the Intellectual Property Portions of the Registration Statement, the Time of Sale Prospectus, and the Prospectus, as amended or supplemented, if applicable, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and
(viii)     the statements in the Registration Statement, the Time of Sale Prospectus, and the Prospectus under the captions “Risk Factors — Risks Related to Our Business — Assertions by third parties of infringement by us of their intellectual property rights could result in significant costs and cause our operating results to suffer”, “Risk Factors — Risks Related to Our Business — Our failure to protect our intellectual property rights adequately could impair our ability to compete effectively or to defend ourselves from litigation, which could harm our business, financial condition and results of operations” and “Business — Intellectual Property” (collectively, the “Intellectual Property Portions”), insofar as such statements relate to third party patents or the Company’s Patents and/or Applications set forth on Schedule A or any legal matters, documents and proceedings relating thereto fairly present the information called for with respect to such legal maters, documents and proceedings and fairly summarize the matters referred to therein.

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EXHIBIT F
FORM OF BLAKELY SOKOLOFF LEGAL OPINION
(i)     other than security interests held by bank(s) or other lending institutions, as of [  •  ], Cavium Networks is listed in the records of the United States Patent and Trademark Office (“PTO”) as the holder of record and, to the best of our knowledge, is the sole owner of the patents (the “Patents”) and patent applications (the “Applications”) set forth on the attached schedule. To the best of our knowledge, written assignments to Cavium Networks of all ownership interests in the Patents and/or Applications set forth on the attached schedule have been duly authorized, executed, recorded and delivered by all of the inventors in accordance with their terms;
(ii)     to the best of our knowledge, there is no claim of any party other than Cavium Networks to any inventorship interest, ownership interest or lien with respect to any of the Patents and/or Applications set forth on the attached schedule;
(iii)     to the best of our knowledge, other than in connection with the assertions, contentions or inquiries made by the PTO in the ordinary course of the prosecution of Cavium Networks’ Patents and/or Applications on the attached schedule, there is not pending or threatened any action, suit, legal or governmental proceeding or claim by others: (A) challenging the ownership, inventorship, enforceability, validity or scope of the Patents and/or Applications set forth on the attached schedule , (B) asserting that any third party patent is infringed by the activities of Cavium Networks described in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or by the manufacture, use or sale of any of Cavium Networks’ products or other items made and used according to the Patents and Applications on the attached schedule; or (C) challenging a claim of priority or an interference proceeding;
(iv)     to the best of our knowledge, there is not pending or threatened any action, suit, proceeding or claim by Cavium Networks asserting infringement on the part of any third party of the Patents and/or Applications set forth on the attached schedule;
(v)     to the best of our knowledge, there are not any material defects of form in the preparation, filing or prosecution of the Patents and/or Applications on the attached schedule, and to the best of our knowledge, the PTO duty of candor and disclosure for each of the Patents and/or Applications on the attached schedule has been complied with;

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(vi)     to the best of our knowledge, we know of no contracts or other documents relating to patents, patent applications or proprietary information of a character required to be filed as exhibits to the Registration Statement, the Time of Sale Prospectus or the Prospectus, or required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not filed or described as required;
(vii)     in the course of working on matters on which we were engaged by Cavium Networks, we participated in conferences with employees of Cavium Networks at which the Patents and/or Applications set forth on the attached schedule were discussed, and although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus (except to the extent stated in opinion (iii) above), on the basis of such conferences and such representations of Cavium Networks, nothing has come to our attention that leads us to believe that the Intellectual Property Portions (as defined below) of the Registration Statement, the Time of Sale Prospectus and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and we believe that the Intellectual Property Portions of the Registration Statement, the Time of Sale Prospectus, and the Prospectus do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and
(viii)     the statements in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “Risk Factors — Risks Related to Our Business — Assertions by third parties of infringement by us of their intellectual property rights could result in significant costs and cause our operating results to suffer”, “Risk Factors — Risks Related to Our Business — Our failure to protect our intellectual property rights adequately could impair our ability to compete effectively or to defend ourselves from litigation, which could harm our business, financial condition and results of operations” and “Business — Intellectual Property” (collectively, the “Intellectual Property Portions”), insofar as such statements relate to the Company’s Patents and/or Applications set forth on the attached schedule or any legal matters, documents and proceedings relating to the filing and prosecution thereof fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

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